                                                                    EXHIBIT 10.4



         EXHIBIT 10.4 TO ROSS STORES, INC. THIRD QUARTER 2000 FORM 10-Q

                              EXECUTIVE RELOCATION
                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT (the "Agreement") is entered into as of this 14th day of August, 2000, by and between ROSS STORES, INC., a Delaware corporation (the "Company"), and James C. Peters ("Executive").

     WHEREAS, Executive has relocated to California to serve as the Company's President and Chief Operating Officer;

     WHEREAS, Executive and the Company have agreed that the Company shall lend Executive Two Million Five Hundred Thousand Dollars ($2,500,000.00) for the purpose of facilitating Executive's relocation to California; and

     WHEREAS, the Company has agreed to provide Executive with the loan as additional consideration for Executive's services as an employee of the Company.

     NOW THEREFORE, the parties hereto agree as follows:

     1. LOAN. The Company shall lend Executive a total of Two Million Five Hundred Thousand Dollars ($2,500,000.00) (the "Loan") upon the terms and conditions contained herein. The Loan shall be made on or after the date first above written.

     2.     PROMISSORY NOTE. The Loan shall be made pursuant to a promissory note in the form attached hereto as EXHIBIT A (the "Note"). Executive shall execute and deliver the Note to Company concurrently with the execution of this Agreement.

     3. DEED OF TRUST WITH ASSIGNMENTS OF RENTS. The Loan shall be secured by a Deed of Trust on the property purchased by Executive and Executive's spouse as their new principal residence (the "Property") in the form attached hereto as EXHIBIT B (the "Deed of Trust"), which Deed of Trust shall be executed and delivered to Company concurrently with the closing of the purchase of the Property by Executive. The Deed of Trust shall constitute a valid and enforceable first priority lien on the Property.

     4. INSURANCE AND PROPERTY TAXES. While the Loan or any portion thereof, including any interest due thereunder, remains unpaid, Executive hereby agrees to maintain at Executive's expense such fire, flood, earthquake, property and casualty insurance coverage on the Property on terms and from an insurance carrier acceptable to the Company in a sufficient total amount to cover the full fair market value of the building and other improvements on the Property, and Executive also hereby agrees to pay all property taxes and any assessments applicable to the Property when due.

     5. TITLE INSURANCE. As a condition for the Loan, Executive shall procure title insurance on the Property for the benefit of the Company on terms and from a title insurance company acceptable to the Company.

     6. METHOD OF FUNDING. The Loan proceeds shall be advanced by bank wire transfer from the Company to the escrow agent for the purchase of the Property, with directions to be provided by the Company. The escrow agent will be directed not to release such Loan

                                       1.

proceeds until the Note and Deed of Trust are properly executed by Executive, and his spouse where applicable, and delivered to escrow agent.

     7. CONDITION ON FUTURE EMPLOYMENT. The Loan is conditioned on the future performance of substantial services by Executive.

     8. REPAYMENT OF LOAN. The Loan shall be repaid in accordance with the terms set forth in the Note.

     9. NON-TRANSFERABLE. The right of Executive to request and receive the Loan hereunder, as well as the benefits of the interest arrangements under this Agreement, shall not be assignable or otherwise transferable by Executive.

     10. QUALIFICATION AS EMPLOYEE-RELOCATION MORTGAGE LOAN. The parties intend that the loan shall qualify as an employee relocation mortgage loan as permitted by Section 7872 of the Internal Revenue Code of 1986, as amended, and Treasury Regulation Section 1.7872-5T(c)(1)(i). Executive hereby certifies to the Company that he reasonably expects to be entitled to and will itemize income tax deductions for each year the loan is outstanding. Executive agrees that the loan proceeds shall only be used to purchase the new principal residence of the Executive.

     11.    GENERAL PROVISIONS.

            a. This Agreement shall be governed by the laws of the State of California applicable to contracts made and performed in such state, without regard to principles of conflicts of laws.

            b. This Agreement, including its Exhibits, contains the entire agreement between Executive and the Company, and is the complete, final, and exclusive embodiment of their agreement with regard to this subject matter. Executive and the Company each acknowledge and represent that this Agreement is entered into without reliance on any promise or representation other than those expressly contained herein and that this Agreement cannot be modified except by a separate written document signed by both parties.

            c. Except as otherwise specified herein, any notice, demand or request required or permitted to be given by either the Company or Executive pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, three days after being deposited in the U.S. Mail, registered mail, return receipt requested, postage prepaid, or one business day after delivery to an overnight carrier service and addressed to the Company at its then current principal office and to Executive at the address listed for him on the Company's payroll records.

            d. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

            e. Executive agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purpose or intent of this Agreement.

                                       2.

            f. If any provision of this Agreement shall be held to be invalid or unenforceable by a court of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement.

            g. In the event of any litigation concerning this Agreement, the prevailing party shall be entitled to a reasonable sum for attorneys' fees, costs, and litigation expenses, whether or not such action is prosecuted to judgment. "Prevailing Party" includes without limitation a party who agrees to dismiss an action upon payment by the other party of sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by that party. In the event that the Company is the Prevailing Party, the Company shall also be entitled to reasonable costs associated with the collection of the Loan.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

ROSS STORES, INC.                             EXECUTIVE
a Delaware corporation


By: /s/Michael A. Balmuth                     /s/James C. Peters
    Michael A. Balmuth                        James C. Peters
    Chief Executive Officer



                                       3.

                EXHIBIT A TO EXECUTIVE RELOCATION LOAN AGREEMENT

                                 PROMISSORY NOTE
                            SECURED BY DEED OF TRUST



$2,500,000                                                   August 11, 2000

                                                          Newark, California




     FOR VALUE RECEIVED, James C. Peters ("BORROWER"), an employee of Ross Stores, Inc. a Delaware corporation ("COMPANY") hereby unconditionally promises to pay to the order of Company, in lawful money of the United States of America and in immediately available funds, the principal sum of two million five hundred thousand dollars ($2,500,000) (the "LOAN") together with accrued and unpaid interest thereon, if any, each due and payable on the dates and in the manner set forth below.

It is the intent of the parties that the purpose of this Note is not for consumer, family or household purposes.

This Promissory Note Secured by Deed of Trust is the Note referred to in and is executed and delivered in connection with that certain Loan Agreement ("LOAN AGREEMENT") and Deed of Trust with Assignment of Rents dated as of even date herewith relating to certain therein-described real property ("PROPERTY") and executed and delivered by Borrower in favor of Company (as the same may from time to time be amended, modified or supplemented or restated, the "DEED OF TRUST"). Additional rights of Company are set forth in the Deed of Trust. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement.

     1. PRINCIPAL REPAYMENT. The outstanding principal amount of the Loan shall be due and payable on the earliest to occur of: (a) July 31, 2008; or (b) the one hundred twentieth (120th) day following the date of termination of Borrower's employment with the Company for any reason; or (c) any sale, transfer or hypothecation of all or any part of the Property. The earliest of such dates is hereinafter referred to as the "REPAYMENT DATE."

     2. INTEREST RATE. From the date hereof through the Repayment Date, this Note shall be a non-interest bearing note and, as such, will be subject to the provisions of Section 7872 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder. Borrower represents and warrants that with respect to himself and his spouse (i) they expect to itemize deductions on their annual income tax returns for each year during which any amounts remain outstanding under the Loan, (ii) they are relocating to the Danville, California area due to a transfer to a new work location, (iii) the Loan proceeds shall be used only for the purchase of their new principal residence located on the Property, and (iv) the fair market value of the property described in the Deed of Trust with Assignment of Rent, as determined by an appraiser acceptable to Company, equals or exceeds the aggregate amount of all indebtedness secured by liens upon such property.



                                       4.

     From and after the Repayment Date until paid in full, Borrower further promises to pay interest on the outstanding principal amount of the Loan, if any, which interest shall be payable at a fixed rate of ten percent (10.0%) per annum (the "INTEREST RATE"). Interest, if any, shall be paid at the same time that the outstanding principal amount of the Loan is paid and shall be compounded annually and calculated on the basis of a 360-day year for the actual number of days elapsed. Lender shall have all remedies available to it by law as a creditor hereunder.

     3. PLACE/MANNER OF PAYMENT. All amounts payable hereunder shall be payable at the office of Company unless another place of payment shall be specified in writing by Company.

     4. APPLICATION OF PAYMENTS. Payment on this Note shall be applied first to accrued interest, if any, and thereafter to the outstanding principal balance hereof.

     5. SECURED NOTE. The full amount of this Note is secured by the collateral identified and described as security therefor in the Deed of Trust. Borrower shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof.

     6. DEFAULT. Each of the following events shall be an "EVENT OF DEFAULT" hereunder:

          a. Borrower fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable;

          b. Borrower files a petition or action for relief under any bankruptcy, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing;

          c. An involuntary petition is filed against Borrower (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Borrower;

          d. Borrower defaults on an obligation contained in the Loan Agreement; or

          e. Borrower's employment by or association with Company is terminated for any reason or no reason, including, without limitation, death of Borrower.

Upon the occurrence of an Event of Default pursuant to (a), (d) or (e) above, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Company, be immediately due, payable and collectible by Company pursuant to applicable law. Upon the occurrence of an Event of Default pursuant to (b) or (c) above, all unpaid principal, accrued interest and other amounts owing hereunder shall automatically be immediately due, payable and collectible by Company pursuant to applicable law. Company shall have all rights and may exercise any remedies available to it under law, successively or concurrently. Borrower expressly acknowledges and agrees that Company shall have the right to offset any obligations of Borrower hereunder against salaries, bonuses or other amounts that may be payable to Borrower by Company.



                                       5.

     7. WAIVER. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     8. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     9. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof. Borrower shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.



BORROWER:                              /s/ James C. Peters
                                       --------------------------
                                       James C. Peters



                                       6.

                EXHIBIT B TO EXECUTIVE RELOCATION LOAN AGREEMENT
                                |
                                |
WHEN RECORDED MAIL TO:          |
                                |
                                |
------------------------------------------------------------------------------

                                   SPACE ABOVE THIS LINE FOR RECORDER'S USE










                     DEED OF TRUST WITH ASSIGNMENT OF RENTS
                                  (SHORT FORM)


This DEED OF TRUST, made AUGUST 10, 2000, between JAMES C. PETERS and RHONDA M. PETERS, husband and wife, herein collectively called TRUSTOR, whose address is ,


OLD REPUBLIC TITLE COMPANY, a California corporation, herein called TRUSTEE, and


ROSS STORES, INC. a Delaware corporation, herein called BENEFICIARY.

WITNESSETH: That Trustor grants to Trustee in trust, with power of sale, that
property in the City of          , County of State of California, described as:

          SEE LEGAL DESCRIPTION ATTACHED HERETO AND MADE A PART HEREOF




together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits for the Purpose of Securing (1) payment of the sum of $2,500,000 with interest thereon according to the terms of a promissory note or notes of even date herewith made by JAMES C. PETERS, payable to order of Beneficiary, and extensions or renewals thereof, (2) the performance of each agreement of Trustor incorporated by reference or contained herein, and (3) payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or Trustor's successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

To protect the security of this Deed of Trust, and with respect to the property above described Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A, and it is mutually agreed that each and all of the terms and provisions set forth in subdivision B of the fictitious deed of trust recorded in Orange County August 17, 1964, and in all other counties August 18, 1964, in the book and at the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, namely:

                                       7.



COUNTY          BOOK      PAGE      COUNTY       BOOK      PAGE     COUNTY              BOOK      PAGE   COUNTY        BOOK    PAGE
ALAMEDA         1288      556       KINGS        858       713      PLACER              1028      379    SIERRA        38      187
ALPINE          3         130-31    LAKE         437       110      PLUMAS              166       1307   SISKIYOU      506     762
AMADOR          133       438       LASSEN       192       367      RIVERSIDE           3778      347    SOLANO        1287    621
BUTTE           1330      513       LOS ANGELES  T-3878    874      SACRAMENTO          5039      124    SONOMA        2067    427
CALAVERAS       185       338       MADERA       911       136      SAN BENITO          300       405    STANISLAUS    1970    56
COLUSA          323       391       MARIN        1849      122      SAN BERNARDINO      6213      768    SUTTER        655     585
CONTRA COSTA    4684      1         MARIPOSA     90        453      SAN FRANCISCO       A-804     596    TEHAMA        457     183
DEL NORTE       101       549       MENDOCINO    667       99       SAN JOAQUIN         2855      283    TRINITY       108     595
EL DORADO       704       635       MERCED       1660      753      SAN LUIS OBISPO     1311      137    TULARE        2530    108
FRESNO          5052      623       MODOC        191       93       SAN MATEO           4778      175    TUOLUMNE      177     160
GLENN           469       76        MONO         69        302      SANTA BARBARA       2065      881    VENTURA       2607    237
HUMBOLDT        801       83        MONTEREY     357       239      SANTA CLARA         6626      664    YOLO          769     16
IMPERIAL        1189      701       NAPA         704       742      SANTA CRUZ          1638      607    YUBA          398     693
INYO            165       672       NEVADA       363       94       SHASTA              800       633
KERN            3756      690       ORANGE       7182      18       SAN DIEGO SERIES 5 BOOK 1964, PAGE 149774

shall inure to and bind the parties hereto, with respect to the property above described. Said agreements, terms and provisions contained in said subdivisions A and B, (identical in all counties, and printed on Pages 3 and 4 hereof) are by the within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge therefor does not exceed the maximum allowed by law.

The undersigned Trustor, requests that a copy of any Notice of Default and any Notice of Sale hereunder be mailed to Trustor at the address hereinbefore set forth.

SEE ADDENDUM 1 AND ADDENDUM 2 ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE FOR ADDITONAL PROVISIONS.

STATE OF _______________________________}         Signature of Trustor
                                        }SS.
COUNTY OF_______________________________}         /s/ James C. Peters
                                                  James C.  Peters
On_______________________________________
before me,_______________________________,
personally appeared______________________,        /s/ Rhonda M. Peters
_________________________________________,        Rhonda M. Peters

personally known to me (or proved to me on
the basis of satisfactory evidence) to be         _____________________________
the person(s) whose name(s) is/are subscribed
to the within instrument and acknowledged to      _____________________________
me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument. WITNESS my hand and official seal.

Signature________________________________

                                          (This area for official notarial seal)



                                       8.

                                  DO NOT RECORD

The following is a copy of Subdivisions A and B of the fictitious Deed of Trust recorded in each county in California as stated in the foregoing Deed of Trust and incorporated by reference in said Deed of Trust as being a part thereof as if set forth at length therein.

A.    To protect the security of this Deed of Trust, Trustor agrees:

            (1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

            (2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

            (3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

            (4) To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

            (5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

B.    It is mutually agreed:

            (1) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such monies received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

            (2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

            (3) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

            (4) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

            (5) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue


                                       9.

for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

            (6) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

            (7) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

            (8) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

            (9) That Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

DO NOT RECORD                                      REQUEST FOR FULL RECONVEYANCE
------------

TO OLD REPUBLIC TITLE COMPANY, TRUSTEE:

      The undersigned is the legal owner and holder of the note or notes, and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.

      Dated____________________________

                                           ____________________________________

                                           ____________________________________

Please mail Deed of Trust,_____________________________________________________
Note and Reconveyance to_______________________________________________________
DO NOT LOSE OR DESTROY THIS DEED OF TRUST OR THE NOTE WHICH IT SECURES. BOTH MUST BE DELIVERED TO THE TRUSTEE FOR CANCELLATION BEFORE RECONVEYANCE WILL BE MADE.



                                       10.

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY


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                        [To be provided by escrow agent]












                                       2.

                                   ADDENDUM 1

                              ADDITIONAL PROVISIONS


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Trustor also agrees that it shall not encumber, hypothecate, sell, assign, or otherwise transfer the property above described, and the performance of such agreement is one of the purposes secured by this Deed of Trust.

                                       3.

                                   ADDENDUM 2

Attached to and made a part of the Deed of Trust dated August 10, 2000, executed by James C. Peters and Rhonda M. Peters, husband and wife, collectively as Trustor ("Deed of Trust").

      1.    DEFINITIONS. As used in this Addendum:

            a. "Third Party Secured Obligation" means any obligation which is required to be performed by Employee which is secured by this Deed of Trust;

            b.  "Spouse" means Rhonda M. Peters; and

            c.  "Employee" means James C. Peters.

      As used herein, "Beneficiary" shall mean Beneficiary (as defined in the Deed of Trust) or Trustee (as defined in the Deed of Trust) if acting on behalf of Beneficiary (as defined in the Deed of Trust). All other capitalized words are used herein as they are defined in the attached Deed of Trust.

      2. RIGHTS OF BENEFICIARY. Spouse authorizes Beneficiary to perform any or all of the following acts at any time in its sole discretion, all without notice to Spouse and without affecting Beneficiary's rights or Spouse's obligations under this Deed of Trust:

            a. Beneficiary may alter any terms of the Third Party Secured Obligation or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Third Party Secured Obligation or any part of it.

            b. Beneficiary may take and hold any additional security for the Third Party Secured Obligation, accept substituted security for that obligation, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose or any such security.

            c. Beneficiary may direct the order and manner of any sale of all or any part of any security now or later to be held for the Third Party Secured Obligation, and Beneficiary may also bid at any such sale.

            d. Beneficiary may apply any payments or recoveries from Employee or any other source, and any proceeds of any security, to the Third Party Secured Obligation in such manner, order and priority as Beneficiary may elect, whether that obligation is secured by this Deed of Trust or not at the time of the application.

            e. Beneficiary may release Employee of Employee's liability for the Third Party Secured Obligation or any part of it.

            f. Beneficiary may substitute, add or release any one or more guarantors or endorsers.

                                       4.

            g. In addition to the Third Party Secured Obligation, Beneficiary may extend other credit to Employee, and may take and hold security for the credit so extended, all without affecting Beneficiary's rights or Spouse's liability under this Deed of Trust.

      3. DEED OF TRUST TO BE ABSOLUTE. Spouse expressly agrees that until each and every term, covenant and condition of this Deed of Trust and the Third Party Secured Obligation is fully performed, Spouse shall not be released by or because of:

            a. Any act or event which might otherwise discharge, reduce, limit or modify Spouse's obligations under this Deed of Trust.

            b. Any waiver, extension, modification, forbearance, delay or other act or omission of Beneficiary, or its failure to proceed promptly or otherwise as against Employee, any other person or any security.

            c. Any action, omission or circumstance which might increase the likelihood that Spouse may be called upon to perform under this Deed of Trust or which might affect the rights or remedies of Spouse as against Employee; or

            d. Any dealings occurring at any time between Employee and Beneficiary, whether relating to the Third Party Secured Obligation or otherwise.

      Spouse hereby expressly waives and surrenders any defense to Spouse's liability under this Deed of Trust based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Deed of Trust that the obligations of Spouse under it shall be absolute and unconditional under any and all circumstances.

      4.    SPOUSE'S WAIVERS. Spouse waives:

            a. All statutes of limitations as a defense to any action or proceeding brought against Spouse by Beneficiary, to the fullest extent permitted by law;

            b. Any right it may have to require Beneficiary to proceed against Employee, proceed against or exhaust any other security held from Employee, or pursue any other remedy in Beneficiary's power to pursue;

            c. Any defense based on any claim that Spouse's obligations exceed or are more burdensome than those of Employee.

            d. Any defense based on: (i) any legal disability of Employee, (ii) any release, discharge, modification, impairment or limitation of the liability of Employee to Beneficiary from any cause, whether consented to by Beneficiary or arising by operation of law or from any bankruptcy or other voluntary of involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships ("Insolvency Proceeding") and (iii) any rejection or disaffirmance of the Third Party Secured Obligation, or any part of it, or any security held for it, in any such Insolvency Proceeding;


                                       5.

            e. Any defense based on any action taken or omitted by Beneficiary in any Insolvency Proceeding involving Employee, including any election to have Beneficiary's claim allowed as being secured, partially secured or unsecured, any extension of credit by Beneficiary to Employee in any Insolvency Proceeding, and the taking and holding by Beneficiary of any security for any such extension of credit.

            f. All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Deed of Trust and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind;

            g. Any defense based on or arising out of any defense that Employee may have to the payment or performance of the Third Party Secured Obligation or any part of it;

            h. All rights and defenses that the Spouse may have because the Third Party Secured Obligation is secured by real property. This means, among other things:

                  (i) The Beneficiary may foreclose under this Deed of Trust without first foreclosing on any other real or personal property collateral.

                  (ii) If the Beneficiary forecloses on any real property collateral pledged as collateral:

                        (1) The amount of the Third Party Secured Obligation may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                        (2) The Beneficiary may foreclose pursuant to this Deed of Trust even if the Beneficiary, by foreclosing on the real property collateral, has destroyed any right the Spouse may have to collect from the Employee.

            i. The Spouse waives all rights and defenses arising out of an election of remedies by the Beneficiary, even though that election of remedies, such as a nonjudicial foreclosure, has destroyed the Spouse's rights of subrogation and reimbursement against the Employee by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

    This is an unconditional and irrevocable waiver of any rights and defenses the Spouse may have because the Third Party Secured Obligation is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

      5.    WAIVERS OF SUBROGATION AND OTHER RIGHTS.

            a. Upon a default by Employee, Beneficiary in its sole discretion, without prior notice to or consent of Spouse, may elect to: (i) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Third Party Secured Obligation, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the



                                       6.

Third Party Secured Obligation or any part of it or make any other accommodation with Employee or Spouse, or (iv) exercise any other remedy against Employee or any security. No such action by Beneficiary shall release or limit the liability of Spouse, who shall remain liable under this Deed of Trust after the action, even if the effect of the action is to deprive Spouse of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Employee for any sums paid to Beneficiary, whether contractual or arising by operation of law or otherwise. Spouse expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Beneficiary or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Third Party Secured Obligation.

            b. Regardless of whether Spouse may have made any payments to Beneficiary, Spouse hereby waives: (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Employee for any sums paid to Beneficiary, whether contractual or arising by operation of law (including the United Bankruptcy Code or any successor or similar statute) or otherwise, (ii) all rights to enforce any remedy that Beneficiary may have against Employee, and (iii) all rights to participate in any security now or later to be held by Beneficiary for the Third Party Secured Obligation. The waivers given in this subsection 5(b) shall be effective until the Third Party Secured Obligation has been paid and performed in full.

            c. Spouse understands and acknowledges that if Beneficiary forecloses judicially or nonjudicially against any real property security for the Third Party Secured Obligation, that foreclosure could impair or destroy any ability that Spouse may have to seek reimbursement, contribution, or indemnification from Employee or others based on any right Spouse may have of subrogation, reimbursement, contribution or indemnification. Spouse further understands and acknowledges that in the absence of this Deed of Trust and Addendum, such potential impairment or destruction of Spouse's rights, if any, may entitle Spouse to assert a defense to this Deed of Trust and Addendum based on Section 580d of the California Code of Civil Procedure as defined in UNION BANK V. GRADSKY, 265 Cal.App.2d 40 (1968). By executing this Deed of Trust and Addendum, Spouse freely, irrevocably and unconditionally: (i) waives and relinquishes that defense and agrees that Spouse will be fully liable under this Deed of Trust and Addendum even though Beneficiary may foreclose judicially or nonjudicially against any real property security for the Third Party Secured Obligation; (ii) agrees that Spouse will not assert that defense in any action or proceeding which Beneficiary may commence to enforce this Deed of Trust;
(iii) acknowledges and agrees that the rights and defense that Spouse may have or be entitled to assert based upon or arising out of any one or more Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledges and agrees that Beneficiary is relying on this waiver in making the Third Party Secured Obligation, and that this waiver is a material part of the consideration which Beneficiary is receiving for making the Third Party Secured Obligation.

      6. REVIVAL AND REINSTATEMENT. If Beneficiary is required to pay, return or restore to Employee or any other person any amounts previously paid on the Third Party Secured Obligation because of any Insolvency Proceeding of Employee, any stop notice or any other reason, the obligations of Spouse shall be reinstated and revived and the rights of Beneficiary shall continue with regard to such amounts, all as though they had never been paid.



                                       7.

      7. INFORMATION REGARDING EMPLOYEE. Before signing this Deed of Trust, Spouse acknowledges that Spouse is aware of the financial condition and business operations of Employee and such other matters as Spouse deemed appropriate to assure Spouse of Employee's ability to discharge its obligations in connection with the Third Party Secured Obligation. Spouse assumes full responsibility for that due diligence, as well as for keeping informed of all matters which may affect Employee's ability to pay and perform its obligations to Beneficiary. Beneficiary has no duty to disclose to Spouse any information which Beneficiary may have or receive about Employee's financial condition or business operations, or any other circumstances.







                                       8.